Exhibit 99.1

HMS Holdings Corp. Announces $75 Million Share Repurchase Program

IRVING, TX, August 7, 2015—HMS Holdings Corp. (NASDAQ: HMSY) today announced that its Board of Directors has authorized the Company to repurchase up to $75 million of its common stock, on a discretionary basis, for a period of up to two years. The new authorization replaces a program that expired in October 2014.

“We are very confident about our growth opportunities and the future financial performance of HMS and see tremendous value in the Company’s stock,” said Bill Lucia, Chairman and CEO.  “The share buyback program announced today advances our ongoing commitment to building shareholder value.”

HMS may repurchase the Company’s common stock from time to time on the open market or in privately negotiated transactions, utilizing available liquidity. The timing and amount of any shares repurchased will be determined by the Company based on its evaluation of market conditions and other factors. Repurchases may also be made under a Rule 10b5-1 plan, if and when one is established, which could permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. Any repurchased shares will be available for use in connection with general corporate purposes such as HMS stock plans. The repurchase program may be suspended or discontinued at any time.

“A share repurchase program is an important component of prudent capital allocation,” said Jeff Sherman, CFO. “Our strong cash flow gives us the opportunity to invest in our business and return cash to shareholders via share repurchases, while retaining the flexibility to make strategic acquisitions.”

As of June 30, 2015, the Company had cash and cash equivalents of approximately $150 million, and there were approximately 88.5 million shares of common stock outstanding.

About HMS

HMS Holdings Corp., through its subsidiaries, provides coordination of benefits and payment integrity services for payers. The Company serves Medicaid programs in 45 states and the District of Columbia; commercial health plans, including Medicaid managed care, Medicare Advantage and group and individual health lines of business; federal government health agencies, including the Centers for Medicare & Medicaid Services (“CMS”) and the Veterans Health Administration; government and private employers; child support agencies; and other healthcare payers and sponsors. As a result of the Company’s services, our customers recovered billions of dollars in 2014 and saved billions more through the prevention of erroneous payments.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts.  Forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will,” “target,” “seeks,” “forecast” and similar expressions and references to guidance.  In particular, these include statements relating to future actions, business plans, objectives and prospects, and future operating or financial performance.  In addition, statements in this press release regarding our intention to repurchase shares of our common stock from time to time under the share repurchase program, the intended use of any repurchased shares and the source of funding are forward-looking statements subject to uncertainties.  Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to: the market price of our common stock prevailing from time to time; the nature of other investment opportunities presented to us from time to time; our cash flows from operations, available cash and ability to borrow or use credit; variations in our results of operations; changes in the U.S. healthcare environment and steps we take in anticipation of such changes; regulatory, budgetary or political actions that affect procurement practices; our ability to retain customers or the loss of one or more major customers, including through our failure to reprocure a contract or the reduction in scope or early termination of one or more of our significant contracts; our ability to effectively manage our growth to execute on our business plans; the risk that guidance or revenue may not be achieved; the risk that we will not receive a contract award for any current or future procurement or reprocurement, or that either or both may be delayed or cancelled, or the potential failure to prevail in legal proceedings, including any contract award protest; the risk of negative or reduced growth rate of spending on Medicaid/Medicare, simplification of the healthcare payment process or programmatic changes that diminish the scope of benefits; the risk that CMS may not support the RAC program or that the terms may be adverse to us; the risk that CMS may cancel future reprocurements or may change the RAC program and reduce future fees or the scope, and may require repayment of certain prior fees; customer dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our customers of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction and implementation of new products and services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; our ability to maintain effective information systems and protect them from damage, interruption or breach; restrictions on our ability to bid on/perform certain work due to other work we currently perform; the risks and uncertainties attendant to litigation, or the success of litigation, which is not guaranteed; our ability to successfully integrate any acquisitions and the risk that such acquisitions will not result in the anticipated benefits; our ability to continue to secure contracts through the competitive bidding process and to accurately predict the cost and time to complete such contracts; unanticipated changes in our effective tax rates; the risk of security breaches of our technology systems and networks; the risk that our efforts to protect intellectual property rights, confidential and proprietary information, or confidential or proprietary information of others in our possession, will not be adequate; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; negative results of government or customer reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations, and/or the risk of debarment or disqualification from doing business with a federal or state government or related agency; general economic conditions; and other factors identified in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC. A further description of these and other risks, uncertainties and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which is available at www.hms.com under the “Investor Relations” tab and at www.sec.gov.  Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. Any forward-looking statements are made as of the date of this press release and we do not undertake an obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Investors Contact:

Dennis Oakes

SVP, Investor Relations

dennis.oakes@hms.com

212-857-5786

Media Contact:

Francesca Marraro

VP, Marketing and Communications

fmarraro@hms.com

212-857-5442

Source:  HMS Holdings Corp.